iShares®

iShares U.S. ETF Trust

Supplement dated September 25, 2014

to the Prospectus for the iShares Short Maturity Bond ETF (NEAR) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus for the Fund.

The following changes will take effect for the Fund on or around October 27, 2014:

The fifth paragraph of the section of the Prospectus entitled “Additional Information on the Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund may, to a limited extent, engage in derivatives transactions that include interest rate swap agreements.

The following is added to the “A Further Discussion of Other Risks” section of the Prospectus.

Risk of Swap Agreements. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may be subject to liquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. Certain standardized swaps are subject to mandatory central clearing. Central clearing will generally reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-A-NEAR-P

PLEASE RETAIN THIS SUPPLEMENT

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iShares®

iShares U.S. ETF Trust

Supplement dated September 25, 2014

to the Statement of Additional Information (“SAI”)

for the iShares Short Maturity Bond ETF (NEAR) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for the Fund.

The following changes will take effect for the Fund on or around October 27, 2014:

The first paragraph of the section of the SAI entitled “Investment Strategies and Risks” is deleted in its entirety and replaced with the following:

The Fund invests primarily in short-term bonds that provide the potential for current income. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment grade fixed-income securities that are rated a minimum of BBB- or higher by Standard & Poor’s Ratings Services and/or Fitch Ratings, Inc. (“Fitch”), or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by the management team to be of equivalent quality. The Fund primarily invests in fixed- and floating-rate securities of varying maturities, such as corporate and government bonds, agency securities, instruments of non-U.S. issuers, privately-issued securities, asset-backed and mortgage-backed securities, structured securities, municipal bonds, money market instruments and investment companies. The Fund invests in securities issued by financial institutions such as banks, broker-dealers and insurance companies. The Fund may enter into to-be-announced transactions (“TBA transactions”) on a regular basis with respect to the percentage of the portfolio (if any) that consists of mortgage-pass through securities. BFA or its affiliates may advise the money market funds and investment companies in which the Fund may hold. Under normal circumstances, the effective duration of the Fund’s portfolio is expected to be one year or less, as calculated by BFA. Effective duration is a measure of the Fund’s price sensitivity to changes in yields or interest rates; however investors should be aware that effective duration is not an exact measurement and may not reliably predict a particular security’s price sensitivity to changes in yield or interest rates. Under normal circumstances, the Fund will also seek to maintain a weighted average maturity that is less than three years. Weighted average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the underlying securities in the Fund’s portfolio. For the purposes of determining the Fund’s weighted average maturity, a security’s final maturity date, or for amortizing securities such as asset-backed and mortgage-backed securities, its weighted average life, will be used for calculation purposes. The Fund will not invest in futures contracts, convertible securities or preferred stock, but may invest in interest rate swap agreements. The Fund may also invest in currency contracts for hedging and/or trade settlement purposes.

The fifth paragraph of the section of the SAI entitled “Investment Strategies and Risks” is deleted in its entirety and replaced with the following:

The Fund may, to a limited extent, engage in derivatives transactions that include interest rate swap agreements.

The following is added to the “Investment Strategies and Risks” section of the SAI.

Swap Agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

In order to hedge the value of the Fund’s portfolio against interest rate fluctuations or to enhance the Fund’s income, the Fund may enter into interest rate swaps. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund generally will use these transactions primarily as a hedge and not as a speculative investment. However, the Fund may also invest in interest rate swaps to enhance income or to increase the Fund’s yield during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). In an interest rate swap, the Fund may exchange with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-A-NEAR-SAI

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE